                                                                   Exhibit 10.12

                AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT


         THIS AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of January 23, 2003, among DigitalNet Holdings, Inc., a Delaware corporation (the "COMPANY"), DigitalNet, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DIGITALNET"), DigitalNet Government Solutions, LLC, a Delaware limited liability company and a wholly-owned subsidiary of DigitalNet ("DGS") and Steven Hanau (the "EXECUTIVE").

         WHEREAS, the Company, DigitalNet and Executive entered into a Consulting Agreement (the "Consulting Agreement") as of January 10, 2002 (the "Initial Date"), whereby the Company engaged Executive as a consultant and Executive purchased 350,000 shares of the Company's Common Stock (the "COMMON STOCK"), par value $0.001 per share (the "EXECUTIVE STOCK"). Certain definitions are set forth in Section 9 of this Agreement.

         WHEREAS, the Company, DigitalNet, DGS and Executive desire to amend and restate the Consulting Agreement to provide for, among other things, the Executive's employment by the Company and DGS.

         The parties hereto agree as follows:

                     PROVISIONS RELATING TO EXECUTIVE STOCK

         1. RESERVED.

         2. PURCHASE AND SALE OF EXECUTIVE STOCK.

                  (a) Upon the Initial Date, Executive purchased, and the Company sold, 350,000 shares of Common Stock at a price of $0.10 per share. Executive delivered to the Company a check or wire transfer of funds in the aggregate amount of $350 and a promissory note in an aggregate principal amount of $34,650 (the "EXECUTIVE NOTE"). Executive's obligations under the Executive Note are secured by a pledge of all of the shares of Common Stock purchased hereunder to the Company and in connection therewith, Executive entered into a pledge agreement (the "Pledge Agreement").

                  (b) RESERVED.

                  (c) In connection with the purchase and sale of the Executive Stock hereunder, Executive represented and warranted to the Company that:

                           (i) The Executive Stock acquired by Executive
pursuant to the Consulting Agreement was acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                           (ii) Executive is an executive officer of the
Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

                           (iii) Executive is able to bear the economic risk of
his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                           (iv) Executive had an opportunity to ask questions
and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

                           (v) Executive is a resident of Maryland.

                  (d) As an inducement to the Company, DigitalNet and DGS to enter into this Agreement, as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or DGS or affect the right of the Company or DGS to terminate Executive's employment at any time for any reason.

                  (e) In connection with the Consulting Agreement, Executive entered into a joinder agreement (the "Joinder Agreement"), pursuant to which Executive agreed to be bound by the terms of the Stockholders Agreement.

                  (f) Notwithstanding any provisions of the Pledge Agreement or anything herein to the contrary, until the occurrence of a Sale of the Company, all certificates evidencing shares of Executive Stock shall be held by the Company for the benefit of Executive and the other holder(s) of Executive Stock. Upon the occurrence of a Sale of the Company or a Public Offering, the Company will return the certificates for the Executive Stock to the record holders thereof.

                  (g) Concurrently with the execution of the Consulting Agreement, Executive executed in blank ten stock transfer powers in the form of EXHIBIT B to the Consulting Agreement (the "STOCK POWERS") with respect to the Executive Stock and delivered such Stock Powers to the Company. The Stock Powers authorized the Company to assign, transfer and deliver the shares of Executive Stock to the appropriate acquiror thereof pursuant to SECTION 3 below, Section 6 of the Stockholders Agreement or the Pledge Agreement, and under no other circumstances.

                  (h) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

         3. REPURCHASE OPTION.

                  (a) In the event that Executive ceases to be employed by the Company and DGS for any reason (the "SEPARATION"), the Executive Stock (whether held by Executive or one or more of Executive's transferees, other than the Company) will be subject to repurchase, in each case at the option of the Company, GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR") and GTCR Co-Invest, L.P., a Delaware limited partnership (together with GTCR, the "INVESTORS" and each, an "INVESTOR"), Ken S. Bajaj ("Bajaj") and Jack Pearlstein ("Pearlstein") pursuant to the terms and conditions set forth in this Section 3(a) (the "REPURCHASE OPTION"). A percentage of the Executive Stock will be subject to repurchase at the Fair Market Value for such shares, calculated in accordance with the following schedule (the "FAIR MARKET VALUE SHARES"):

                           (i) 2.0833% as of the Initial Date;

                           (ii) 2.0833% on the last day of each full calendar
month beginning with the first full calendar month following the Initial Date, PROVIDED HOWEVER, that no further shares of Executive Stock will become Fair Market Value Shares following the Separation; and

                           (iii) 100% upon a Sale of the Company.

The purchase price for the remaining shares of Executive Stock shall be the Executive's Original Cost for such shares (the "ORIGINAL COST SHARES").

                  (b) The Company may elect to purchase all or any portion of the Original Cost Shares and the Fair Market Value Shares by delivering written notice (the "REPURCHASE NOTICE") to the holder or holders of the Executive Stock within 180 days after the Separation. The Repurchase Notice will set forth the number of Original Cost Shares and Fair Market Value Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Executive Stock held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of Executive Stock then held by Executive is less than the total number of shares of Executive Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Executive Stock under this Agreement, pro rata according to the number of shares of Executive Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Original Cost Shares and Fair Market Value Shares to be repurchased hereunder will be allocated among Executive and the other holders of Executive Stock (if any) pro rata according to the number of shares of Executive Stock to be purchased from such person.

                  (c) If for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option, the Investors, Bajaj and Pearlstein shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Executive Stock that the Company has not elected to purchase (the "AVAILABLE SHARES"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 150 days after the Separation, the Company shall give written notice (the "OPTION NOTICE") to the Investors, Bajaj and Pearlstein setting forth the number of Available Shares and the purchase price for the Available Shares. The Investors, Bajaj and Pearlstein may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If the Investors, Bajaj and Pearlstein elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among the Investors, Bajaj and Pearlstein based upon the number of shares of Common Stock owned by each on a fully diluted basis (excluding, in the case of Bajaj and Pearlstein, Unvested Executive Stock, as defined in those Senior Management Agreements dated September 7, 2001, among the Company, DigitalNet and each of Bajaj and Pearlstein, respectively). As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Executive Stock as to the number of shares being purchased from such holder by the Investors, Bajaj and Pearlstein (the "SUPPLEMENTAL REPURCHASE NOTICE"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company shall also deliver written notice to the Investors, Bajaj and Pearlstein setting forth the number of shares the Investors and Bajaj are entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Original Cost Shares and Fair Market Value Shares to be repurchased hereunder shall be allocated among the Company, the Investors, Bajaj and Pearlstein pro rata according to the number of shares of Executive Stock to be purchased by each of them. Notwithstanding the foregoing, the Investors, Bajaj and Pearlstein shall not exercise their Repurchase Option as to the Original Cost Shares pursuant to this Section 3(c) if the Company has sufficient assets to fully exercise its Repurchase Option as to the Original Cost Shares but has not exercised such right.

                  (d) The closing of the purchase of the Executive Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Executive Stock to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company and will pay the remainder of the purchase price by, at its option,
(A) a check or wire transfer of funds, or (B) a check or wire transfer of funds for at least one-third of the purchase price, and a subordinated note or notes payable in two equal annual installments beginning on each of the first and second anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate as published in THE WALL STREET JOURNAL from time to time in the aggregate amount of the remainder of the purchase price for such shares. The Investors, Bajaj and Pearlstein will pay for the Executive Stock purchased by it by a check or wire transfer of funds. The Company, the Investors, Bajaj and Pearlstein will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, if the Executive delivers the notice of objection described in the definition of Fair Market Value, or if the Fair Market Value of a Fair Market Value Share is otherwise determined to be an amount more than 10% greater than the per share repurchase price for Fair Market Value Shares originally determined by the Company Board, each of the Company, the Investors, Bajaj and Pearlstein shall have the right to revoke its or their exercise of the Repurchase Option for all or any portion of the Executive Stock elected to be repurchased by it by delivering notice of such revocation in writing to the holders of the Executive Stock during (i) the thirty-day period beginning on the date the Company, the Investors, Bajaj and Pearlstein receive Executive's written notice of objection and (ii) the thirty-day period beginning on the date the Company, the Investors and Bajaj are given written notice that the Fair Market Value of a Fair Market Value Share was finally determined to be an amount more than 10% greater than the per share repurchase price for Fair Market Value Shares originally determined by the Company Board.

                  (g) Subject to the restrictions contained in SECTION 4(b)(ii) hereof, promptly following the occurrence of Public Offering, the Company shall use all commercially reasonable efforts to file a Form S-8/S-3 under the Securities Act in order to enable the Executive Stock to be registered under the Securities Act and to be resold from time to time by Executive; provided that after the fifth anniversary of the Initial Date, the Executive may only sell Executive Stock under such Form S-8/S-3 up to a maximum number of shares of Executive Stock equal to the greater of (x) in any three month period, an amount equal to the greater of the amount specified in Rule 144(e)(1) (without regard to any other restriction under Rule 144) and (y) an amount that could be sold by Executive pursuant to SECTION 4(b) of this Agreement (without regard to SECTION 4(c) of this Agreement).

                  (h) The provisions of SECTION 3(a) through SECTION 3(f), inclusive, shall terminate immediately prior to consummation of a Liquidity Event (provided that the Liquidity Event is consummated).

         4. RESTRICTIONS ON TRANSFER OF EXECUTIVE STOCK.

                  (a) RETENTION OF EXECUTIVE STOCK. Executive shall not sell, transfer, assign, pledge or otherwise dispose of any interest in any shares of Executive Stock, except pursuant to: (i) a Sale of the Company, (ii) Section 3 of this Agreement, (iii) Section 4 of the Stockholders Agreement, (iv) an Approved Sale (as defined in Section 6 of the Stockholders Agreement) or (v) the provisions of Section 4(b) below.

                  (b) CERTAIN PERMITTED TRANSFERS. The restrictions in this
Section 4 will not apply with respect to (i) transfers of shares of Executive Stock pursuant to applicable laws of descent and distribution, (ii) transfer of shares of Executive Stock among Executive's Family Group, (iii) transfers of Fair Market Value Shares at such time as the Investors sell shares of Common Stock in a Public Sale, but in the case of this clause (iii) only an amount of shares (the "TRANSFER AMOUNT") equal to the lesser of (A) the number of shares of Fair Market Value Shares owned by Executive and (B) the number of shares of Executive Stock owned by the Executive, multiplied by a fraction (the "TRANSFER FRACTION"), the numerator of which is the number of shares of Common Stock sold by the Investors and their Affiliates in such Public Sale and the denominator of which is the total number of shares of Common Stock held by the Investors and their Affiliates prior to the Public Sale; PROVIDED THAT, if at the time of a Public Sale of shares by the Investors, the Executive chooses not to Transfer the Transfer Amount, the Executive shall retain the right to Transfer an amount of Executive Stock at a future date equal to the lesser of (x) the number of Fair Market Value Shares owned by Executive at such future date and (y) the number of shares of Executive Stock owned by Executive at such future date multiplied by the Transfer Fraction; PROVIDED FURTHER that any in-kind distributions of Common Stock by the Investors to their limited partners shall be deemed to be a Public Sale for purposes of this SECTION 4(b)(iii) or (iv) transfers of Fair Market Value Shares at any time the Common Stock held by the Investors or their Affiliates is included on a resale registration statement that is not part of an underwritten offering (the "Resale Shelf"), but in the case of this clause (iv) only an amount equal to the lesser of (A) the number of Fair Market Value shares owned by Executive and (B) the number of shares of Executive Stock owned by Executive, multiplied by a fraction, the numerator of which is the total number of shares of Common Stock included by the Investors and their Affiliates on the Resale Shelf and the denominator of which is the total number of shares of Common Stock held by the Investors and their Affiliates prior to the effectiveness of the Resale Shelf. The restrictions contained in this SECTION 4 will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock have agreed in writing to be bound by the provisions of this Agreement and the Ancillary Agreements.

                  (c) TERMINATION OF RESTRICTIONS. The restrictions on the Transfer of shares of Executive Stock set forth in this Section 4 will continue with respect to each share of Executive Stock until the earlier of (i) the date on which such share of Executive Stock has been transferred in a Public Sale permitted by this SECTION 4, (ii) the consummation of an Approved Sale, (iii) the consummation of a Liquidity Event and (iv) the fifth anniversary of the Initial Date.

         5. ADDITIONAL RESTRICTIONS ON TRANSFER OF EXECUTIVE STOCK.

                  (a) LEGEND. The certificates representing the Executive Stock will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM

REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF DECEMBER __, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                  (b) OPINION OF COUNSEL. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

                        PROVISIONS RELATING TO EMPLOYMENT

         6. EMPLOYMENT. The Company and DGS agree to employ Executive and Executive accepts such employment for the period beginning as of the date hereof and ending upon his separation pursuant to Section 6(c) hereof (the "EMPLOYMENT PERIOD").

                  (a) POSITION AND DUTIES. During the Employment Period, Executive shall serve as a Senior Vice President of the Company and the President of DGS and shall have such duties, responsibilities and authority as may be assigned by the President of the Company and the Chief Executive Officer of DGS, subject to the power of the Company Board and the DGS Board to expand or limit such duties, responsibilities and authority. Executive shall report to the President of the Company. Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company and DGS.

                  (b) SALARY, BONUS AND BENEFITS. Commencing on the date of this Agreement, the Company will pay Executive a base salary (the "ANNUAL BASE SALARY") of $250,000 per annum, subject to any increase as determined by the President of the Company based upon the Company's achievements of certain objectives set by the President of the Company. In addition, Executive shall be eligible to receive a bonus of up to fifty (50%) percent of the Annual Base Salary based upon the Company's achievement of budgetary and other objectives set by the President of the Company. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. In addition, during the Employment Period, Executive will be entitled to such other benefits approved by the Company Board and made available to the Company's senior management. Executive will be eligible for grants of options during the Employment Period approved by the Company Board or a committee thereof based on Executive's and the Company's performance.

                  (c) SEPARATION. Executive's employment by the Company and DGS will continue until Executive's resignation, disability (as determined by the Company in its good faith judgment) or death or until the Company terminates Executive's employment for any reason or without any reason. If (i) Executive's Employment Period is terminated by the Company without Cause or (ii) Executive resigns with Good Reason, Executive shall be entitled to receive (x) any bonuses declared by the Company Board to be paid to Executive, which remain unpaid as of the end of the Employment Period and (y) his Annual Base Salary, and his life insurance, medical insurance and disability insurance benefits (but no bonuses or other fringe benefits) through the end of the Noncompete Period (as defined below in Section 8, including any extensions pursuant to Section 8(a)) (such payment, the "SEVERANCE PAYMENT") payable in accordance with normal payroll practices.

                  (d) STOCK OPTIONS. Any outstanding options to purchase shares of Common Stock held by the Executive that have not vested as of a Sale of the Company shall vest and become fully exercisable as of a Sale of the Company.

         7. CONFIDENTIAL INFORMATION.

                  (a) Executive acknowledges that the business of the Employe and its Affiliates and its continued success depend upon the use and protection of a large body of confidential and proprietary information, and that he holds a position of trust and confidence by virtue of which he necessarily possesses, has access to and, as a consequence of his signing this Agreement, will continue to possess and have access to, highly valuable, confidential and proprietary information of the Company and its Affiliates not known to the public in general, and that it would be improper for him to make use of this information for the benefit of himself and others. All of such confidential and proprietary information now existing or to be developed in the future will be referred to in this Agreement as "CONFIDENTIAL INFORMATION." This includes, without limitation, information relating to the nature and operation of the Business, the persons, firms and corporations which are customers or active prospects of the Company and its Affiliates during Executive's employment by the Company or its Affiliates, the development, transition and transformation plans, methodology and methods of doing business, strategic, acquisition, marketing and expansion plans, including plans regarding planned and potential acquisitions and sales, financial and business plans, employee lists, numbers and location of sales representatives, new and existing programs and services (and those under development), prices and terms, customer service, integration processes requirements, costs of providing service, support and equipment and equipment maintenance costs of the Company and its Affiliates. Confidential Information shall not include any information that has become generally known to and available for use by the public other than as a result of Executive's acts or omissions.

                  (b) Disclosure of any Confidential Information shall not be prohibited if such disclosure is directly pursuant to a valid and existing order of a court or other governmental body or agency within the United States; provided, however, that (i) Executive shall first have given prompt notice to the Company of any such possible or prospective order (or proceeding pursuant to which any such order may result) and (ii) Executive shall afford the Company a reasonable opportunity to prevent or limit any such disclosure.

                  (c) During the Employment Period and at all times thereafter, Executive will preserve and protect as confidential all of the Confidential Information known to Executive or at any time in Executive's possession or control. In addition, during the Employment Period and at all times thereafter, Executive will not disclose to any unauthorized person or use for his own account any of such Confidential Information without the Company's written consent. Executive agrees to deliver to the Company at a Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) containing or otherwise relating to any of the Confidential Information (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control. Executive acknowledges that all such memoranda, notes, plans, records, reports and other documents are and at all times will be and remain the property of the Company.

                  (d) Executive will fully comply with any agreement reasonably required by any of the Company's affiliates, business partners, suppliers or contractors with respect to the protection of the confidential and proprietary information of such entities.

         8. NONCOMPETITION AND NONSOLICITATION. Executive acknowledges that in the course of his employment with the Company and its Affiliates he will become familiar with the Confidential Information and that his services will be of special, unique and extraordinary value to the Company. Executive agrees that the Company and its Affiliates have a protectable interest in the Confidential Information acquired by Executive during the course of his employment with the Company and its Affiliates. Therefore, Executive agrees that:

                  (a) NONCOMPETITION. So long as Executive is employed or affiliated with the Company or any of its Affiliates and for an additional (i) two years thereafter, in the event the Employment Period is terminated as a result of Executive's resignation or is terminated with Cause or (ii) one year thereafter, in the event the Employment Period is terminated without Cause (the "NONCOMPETE PERIOD"), he shall not, anywhere in the United States, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in the business or any other business engaged in by the Company or any of its Affiliates at the time of Separation; provided that in the event of a termination without Cause, the Company may extend the Noncompete Period for an additional one-year term by giving notice to Executive ninety (90) days prior to the end of the then-existing Noncompete Period.

                  (b) NONSOLICITATION. During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any of its Affiliates to leave the employ of the Company or such Affiliate, or in any way interfere with the relationship between the Company or any of its Affiliates and any employee thereof, (ii) hire any person who was an employee of the Company or any of its Affiliates within 180 days prior to the time such employee was hired by the Executive, (iii) induce or attempt to induce any owner of a site location, customer, supplier, licensee or other business relation of the Company or any of its Affiliates to cease doing business with the Company or such Affiliaite or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its Affiliates or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company or any of its Affiliates and with which the Company or any of its Affiliates has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or any of its Affiliates in the two-year period immediately preceding a Separation.

                  (c) ENFORCEMENT. If, at the time of enforcement of Section 7 or 8 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to Confidential Information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event of a breach or threatened breach of Section 7 or Section 8 of this Agreement, the Company or any of its successors or assigns shall, in addition to other rights and remedies existing in its favor, be entitled to specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of Section 7 or Section 8 from any court of competent jurisdiction.

                  (d) ADDITIONAL ACKNOWLEDGMENTS. Executive acknowledges that the provisions of this Section are in consideration of: (i) employment with the Company and DGS and (ii) additional good and valuable consideration as set forth in this Agreement. Executive expressly agrees and acknowledges that the restrictions contained in Sections 7 and 8 do not preclude Executive from earning a livelihood, nor does it unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive agrees and acknowledges that the potential harm to the Company of its non-enforcement outweighs any harm to the Executive of its enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon the Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of the Confidential Information. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                               GENERAL PROVISIONS

         9. DEFINITIONS.

         "AFFILIATE" or "AFFILIATES" means any Person controlling, controlled by or under common control with such Person.

         "ANCILLARY AGREEMENTS" mean a joinder to the Pledge Agreement, the Joinder Agreement and forms of assignment in the form of the Stock Powers.

         "CAUSE" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the

Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the Company,
(iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any breach of Section 7 or 8 of this Agreement.

         "COMPANY BOARD" means the board of directors of the Company.

         "DGS BOARD" means the board of managers of DGS.

         "EXECUTIVE'S FAMILY GROUP" means Executive's spouse and descendants (whether natural or adopted), any trust or family limited partnership or limited liability company solely for the benefit of Executive and/or such Executive's spouse and/or descendants and any retirement plan for such Executive.

         "EXECUTIVE STOCK" will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

         "FAIR MARKET VALUE" of each share of Executive Stock means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Company's Board of Directors (the "BOARD CALCULATION"). If the Executive reasonably disagrees with the Board Calculation, the Executive may, within 30 days after receipt of the Board Calculation, deliver a notice (an "OBJECTION NOTICE") to the Company setting forth the Executive's calculation of Fair Market Value. The Company Board and the Executive will negotiate in good faith to agree on such Fair Market Value, but if such agreement is not reached within 30 days after the Company has received the Objection Notice, Fair Market Value shall be determined by an appraiser jointly selected by the Company's Board of Directors and the Executive, which appraiser shall submit to the Company's Board of Directors and the Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after the Company has received the

Objection Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the Executive unless the appraiser's valuation is not less than 10% greater than the amount determined by the Company's Board of Directors, in which case, the costs of the appraiser shall be borne by the Company. The determination of such appraiser shall be final and binding upon all parties. If the Repurchase Option is exercised within 90 days after a Separation, then Fair Market Value shall be determined as of the date of such Separation; thereafter, Fair Market Value shall be determined as of the date the Repurchase Option is exercised.

         "GOOD REASON" means (i) without Executive's consent, a change in Executive's status, title, position or responsibilities (including reporting responsibilities) which does not represent a promotion from his status, title, position or responsibilities as in effect immediately prior thereto, the assignment to Executive of any duties or responsibilities which are inconsistent with such status, title, position or responsibilities, or any removal of Executive from or failure to reappoint or reelect him to any of such positions, except in connection with the termination of his employment by the Company, (ii) a reduction in Executive's Annual Base Salary, (iii) the Company's or DGS's requiring Executive, without his consent, to be permanently relocated outside a 50 mile radius from Herndon, Virginia, (iv) the failure by the Company or the DGS to (A) continue in effect any material compensation or material benefit plan or (B) provide Executive with participation in compensation and benefit plans at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice; provided, however, if the Executive's participation in (A) or (B) above shall be reduced or altered on the same basis and terms as affects all other senior executives of the Company, it shall not be Good Reason or (v) any material breach by the Company of any material provision of this Agreement (including failure to pay Annual Base Salary) that is not cured within 10 days following written notice to the Company and DGS.

         "LIQUIDITY EVENT" means (i) a Sale of the Company or (ii) the failure of GTCR and its Affiliates to collectively own more than 50% of the original number of shares of Common Stock purchased by GTCR pursuant to the Purchase Agreement (as adjusted for any Common Stock issued with respect to such stock by way of a stock split, stock dividend or other recapitalization).

         "ORIGINAL COST" means, with respect to each share of Executive Stock purchased hereunder, $0.10 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

         "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof

         "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock approved by the Company's Board of Directors.

         "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

         "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of September 7, 2001, by and among the Company, the Investors, the J. Sunny Bajaj Trust, the Rueben Bajaj Trust, the Bajaj Family Limited Partnership and the Pearlstein Family, LLC.

         "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person(s) (other than the Investors and their respective Affiliates) in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise), (ii) all or substantially all of the Company's assets determined on a consolidated basis, or (iii) any transaction or series of transactions pursuant to which any Person(s) (other than (x) the Company or (y) the Investors and their respective Affiliates) in the aggregate acquire(s) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise); PROVIDED, that a Sale of the Company shall not include a Public Offering.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement dated September 7, 2001, among the Company and certain of its stockholders.

         "SUBSIDIARY" means any corporation of which fifty percent (50%) or more of the securities having ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by DigitalNet or the Company either directly or through one or more Subsidiaries. The term Subsidiary shall also include any joint venture arrangement between DigitalNet or the Company and any other entity.

         "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

         10. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

         If to the Company, DigitalNet or DGS:

                  DigitalNet Holdings, Inc.
                  DigitalNet, Inc.
                  DigitalNet Government Solutions LLC
                  2525 Network Place
                  Herndon, VA 20171
                  Attention: Ken S. Bajaj

         with a copy to:

                  GTCR Fund VII, L.P.
                  GTCR Co-Invest, L.P.
                  c/o GTCR Golder Rauner, L.L.C.
                  6100 Sears Tower
                  Chicago, Illinois  60606-6402
                  Attention: Philip A. Canfield

         and

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention: Stephen L. Ritchie

         and

                  Fried Frank Harris Shriver & Jacobson
                  1001 Pennsylvania Ave.
                  Washington, DC 20004
                  Attention: Richard A. Steinwurtzel


         If to the Executive:

                  Steve Hanau

                  ___________________

                  ___________________

         If to the Investors:

                  GTCR Fund VII, L.P.
                  GTCR Co-Invest, L.P.
                  c/o GTCR Golder Rauner, L.L.C.
                  6100 Sears Tower
                  Chicago, Illinois  60606-6402
                  Attention: Philip A. Canfield


         with a copy to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attention: Stephen L. Ritchie

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

         11. GENERAL PROVISIONS.

                  (a) EXPENSES. Each of the Company, DGS, DigitalNet and the Executive shall pay its or his legal, accounting and other expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

                  (b) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

                  (c) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (d) INTENDED THIRD-PARTY BENEFICIARIES. Bajaj, Pearlstein and the Investors are intended to be third-party beneficiaries of the provisions of
Section 3 of this Agreement as to the

Repurchase Option. Except as expressly provided herein, no other third parties are intended by the parties hereto to be beneficiaries hereof.

                  (e) COMPLETE AGREEMENT. This Agreement, the Executive Note, the Pledge Agreement, the Stock Powers and the Joinder Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Consulting Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (g) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, DigitalNet, DGS and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder. The rights and obligations of GTCR under this Agreement may be assigned at any time, in whole or in part, to any investment fund managed by GTCR, or any successor thereto. The rights and obligations of Bajaj and Pearlstein may be assigned at any time, in whole or in part, to their respective successors and assigns.

                  (h) CHOICE OF LAW. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  (i) REMEDIES. Each of the parties to this Agreement (including the Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

                  (j) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the written consent of the Company and the Executive.

                  (k) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

                  (l) TERMINATION. This Agreement (except for the provisions of
Section 6) shall survive a Separation and shall remain in full force and effect after such Separation.

                  (m) ADJUSTMENTS OF NUMBERS. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

         IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                                  DIGITALNET HOLDINGS, INC.


                                  By:  /s/ Ken S. Bajaj
                                     -------------------------------------------
                                       Ken S. Bajaj
                                       President and Chief Executive Officer


                                  DIGITALNET, INC.


                                  By:  /s/ Ken S. Bajaj
                                     -------------------------------------------
                                       Ken S. Bajaj
                                       President and Chief Executive Officer


                                  DIGITALNET GOVERNMENT SOLUTIONS, L.L.C.


                                  By:  /s/ Ken S. Bajaj
                                     -------------------------------------------
                                       Ken S. Bajaj
                                       Chief Executive Officer


                                     /s/ Steve Hanau
                                     -------------------------------------------
                                     Steve Hanau